UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018
WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
Tampa, Florida		33634
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (813) 290-6200
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors

On September 21, 2018, the board of directors (the “Board”) of WellCare Health Plans, Inc. (the “Company”) elected Piyush (“Bobby”) Jindal as a director.  The Board has affirmatively determined that Mr. Jindal is an independent director under the New York Stock Exchange listing standards. In addition, Mr. Jindal was appointed to the Audit, Finance and Regulatory Compliance Committee and the Information Technology Oversight Committee of the Board.

In connection with his election to the Board, Mr. Jindal received restricted stock units representing 405 shares of the Company’s common stock (the “RSUs”). The RSUs, which were granted pursuant to the Company’s 2013 Incentive Compensation Plan, are subject to the terms and conditions of an RSU award notice (the “RSU Award Notice”) and an RSU agreement (the “RSU Agreement”, together with the RSU Award Notice, the “RSU Award Documentation”) between the Company and Mr. Jindal. Pursuant to the RSU Award Documentation, the RSUs will vest in full on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders. Mr. Jindal will also earn fees as a director in accordance with the Company’s policy pursuant to which it pays fees to other non-employee directors. Currently, these fees are set forth in the Non-Employee Director Compensation Policy (the “Director Compensation Policy”). In addition, the Board authorized the Company to indemnify Mr. Jindal pursuant to an indemnification agreement (the “Indemnification Agreement”) between the Company and Mr. Jindal in the form previously approved by the Board.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced policy, plan and agreements. The above description is qualified in its entirety by reference to the form of RSU Award Notice, the form of RSU Agreement, the Director Compensation Policy, the 2013 Incentive Compensation Plan and the form of Indemnification Agreement, which are incorporated herein by reference as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K.

In addition, a copy of the press release announcing the appointment of Mr. Jindal is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

		incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Restricted Stock Unit Award Notice and Agreement for Non-Employee Directors under 2013 Incentive Compensation Plan	8-K	May 22, 2013	10.13
10.2	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under 2013 Incentive Compensation Plan	8-K	May 22, 2013	10.14
10.2	Non-Employee Director Compensation Policy (as amended and effective February 23, 2018)	10-Q	May 1, 2018	10.1
10.3	2013 Incentive Compensation Plan	DEF 14A	April 10, 2013	A
10.4	Form of 2010 Indemnification Agreement	10-Q	August 9, 2010	10.8
99.1	Press Release, dated September 24, 2018	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
September 24, 2018	/s/ Andrew L. Asher Andrew L. Asher Executive Vice President and Chief Financial Officer